UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 28, 2004

                     Community Bank Shares of Indiana, Inc.

             (Exact name of registrant as specified in its charter)

               Indiana             0-25766           35-1938254
           (State or other       (Commission        (IRS Employer
           jurisdiction of       File Number)      Identification
            incorporation)                             Number)

            101 West Spring St. PO Box 939 New Albany, Indiana 47150
               (Address of principal (Zip Code) executive offices)

         Registrant's telephone number, including area code 812-944-2224

Item 12. Results of Operations and Financial Condition.

Community Bank Shares of Indiana, Inc. announced net income for the three months ended December 31, 2003 as detailed in a press release furnished as Exhibit 99.1 to this Current Report.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized

                              COMMUNITY BANK SHARES
                                OF INDIANA, INC.
                                  (Registrant)


Dated January 29, 2004                  BY: /S/ James D. Rickard
                                            ---------------------
                                            James D. Rickard
                                            President and CEO


Dated January 29, 2004                  BY: /S/ Paul A. Chrisco
                                            ---------------------
                                            Paul A. Chrisco
                                            Chief Financial Officer